Friday, 21 July 2023

Vishwas Joshi
701 A, Bhoomigreen Housing Society,
Raheja Estate, Kulupwadi,
Borivali (East), Mumbai 400 066
India

Dear Vishwas:

Re: Extension of Appointment as Chief Finance Officer ("CFO")

This is further to your appointment letter dated 8th February 2021.

The "Term" of your services is extended from 27th July 2023 to 30th September 2023.

All other terms set forth in the appointment letter remain unchanged.

Regards,
Shibasish Sarkar

CEO
International Media Acquisition Corp.
Date:

AGREED AND ACCEPTED:
By:

Vishwas Joshi
Date:

1604 HWY 130
North Brunswick, NJ, 08902
Tel: 212 960 3677